                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                                                                        Distribution Date: 12/15/99

Section 5.2 - Supplement                             Class A                Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                               0.00               0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                        3,115,000.00         181,245.17       231,779.98           3,528,025.15
       Deficiency Amounts                                          0.00               0.00                                    0.00
       Additional Interest                                         0.00               0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)  Collections of Principal Receivables               77,911,739.89       4,426,685.35     6,197,642.81          88,536,068.06

(iv)   Collections of Finance Charge Receivables           9,443,836.58         536,567.31       751,228.58          10,731,632.48

(v)    Aggregate Amount of Principal Receivables                                                                 18,964,648,429.04

                                 Investor Interest       600,000,000.00      34,090,000.00    47,728,181.82         681,818,181.82
                                 Adjusted Interest       600,000,000.00      34,090,000.00    47,728,181.82         681,818,181.82

                                           Series
       Floating Investor Percentage         3.60%                 88.00%              5.00%            7.00%                100.00%
       Fixed Investor Percentage            3.60%                 88.00%              5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As %
         of Total Receivables)
               Current                                                                                                       95.85%
               30 to 59 days                                                                                                  1.32%
               60 to 89 days                                                                                                  0.95%
               90 or more days                                                                                                1.88%
                                                                                                                ------------------
                                 Total Receivables                                                                          100.00%

(vii)  Investor Default Amount                             2,901,177.01         164,835.21       230,779.84           3,296,792.05

(viii) Investor Charge-Offs                                        0.00               0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00               0.00             0.00

(x)    Servicing Fee                                         500,000.00          28,408.33        39,773.48             568,181.82

(xi)   Portfolio Yield (Net of Defaulted
         Receivables)                                                                                                        13.09%

(xii)  Reallocated Monthly Principal                                                  0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      600,000,000.00      34,090,000.00    47,728,181.82         681,818,181.82

(xiv)  LIBOR                                                                                                               5.42750%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                     8,943,836.58         508,158.98       711,455.10          10,163,450.66

(xxii) Certificate Rate                                         6.23000%           6.38000%         5.82750%

----------------------------------------------------------------------------------------------------------------------------------

       By:
               ---------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                                                                       Distribution Date: 12/15/99

Section 5.2 - Supplement                             Class A                Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00            0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                       2,336,250.00      136,149.60       177,561.27           2,649,960.87
       Deficiency Amounts                                         0.00            0.00                                    0.00
       Additional Interest                                        0.00            0.00                                    0.00
       Accrued and Unpaid Interest                                                                 0.00                   0.00

(iii)  Collections of Principal Receivables              58,433,804.92    3,320,078.94     4,648,167.18          66,402,051.04

(iv)   Collections of Finance Charge Receivables          7,082,877.43      402,433.36       563,413.57           8,048,724.36

(v)    Aggregate Amount of Principal Receivables                                                             18,964,648,429.04

                            Investor Interest           450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36
                            Adjusted Interest           450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

                                          Series
       Floating Investor Percentage          2.70%               88.00%           5.00%            7.00%                100.00%
       Fixed Investor Percentage             2.70%               88.00%           5.00%            7.00%                100.00%

(vi)   Receivables Delinquent (As %
         of Total Receivables)
               Current                                                                                                   95.85%
               30 to 59 days                                                                                              1.32%
               60 to 89 days                                                                                              0.95%
               90 or more days                                                                                            1.88%
                                                                                                             -------------------
                            Total Receivables                                                                           100.00%

(vii)  Investor Default Amount                            2,175,882.75      123,628.82       173,082.46           2,472,594.04

(viii) Investor Charge-Offs                                       0.00            0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00            0.00             0.00

(x)    Servicing Fee                                        375,000.00       21,306.67        29,829.70             426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                    13.09%

(xii)  Reallocated Monthly Principal                                              0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     450,000,000.00   25,568,000.00    35,795,636.36         511,363,636.36

(xiv)  LIBOR                                                                                                           5.42750%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                    6,707,877.43      381,126.69       533,583.87           7,622,587.99

(xxii) Certificate Rate                                        6.23000%        6.39000%         5.95250%

----------------------------------------------------------------------------------------------------------------------------------

       By:
               -----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                                                                       Distribution Date: 12/15/99

Section 5.2 - Supplement                             Class A                Class B         Collateral          Total
---------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                            0.00           0.00            0.00                      0.00

(ii)   Monthly Interest Distributed                     3,237,500.00     189,248.43      270,408.36              3,697,156.79
       Deficiency Amounts                                       0.00           0.00                                      0.00
       Additional Interest                                      0.00           0.00                                      0.00
       Accrued and Unpaid Interest                                                             0.00                      0.00

(iii)  Collections of Principal Receivables            90,897,029.87   5,164,509.53    7,230,540.00            103,292,079.40

(iv)   Collections of Finance Charge Receivables       11,017,809.34     626,000.45      876,428.10             12,520,237.89

(v)    Aggregate Amount of Principal Receivables                                                            18,964,648,429.04

                            Investor Interest         700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45
                            Adjusted Interest         700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

                                          Series
       Floating Investor Percentage         4.19%              88.00%          5.00%           7.00%                   100.00%
       Fixed Investor Percentage            4.19%              88.00%          5.00%           7.00%                   100.00%

(vi)   Receivables Delinquent (As %
         of Total Receivables)
               Current                                                                                                  95.85%
               30 to 59 days                                                                                             1.32%
               60 to 89 days                                                                                             0.95%
               90 or more days                                                                                           1.88%
                                                                                                          --------------------
                            Total Receivables                                                                          100.00%

(vii)  Investor Default Amount                          3,384,706.51     192,309.35      269,241.53              3,846,257.39

(viii) Investor Charge-Offs                                     0.00           0.00            0.00                      0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00           0.00            0.00

(x)    Servicing Fee                                      583,333.33      33,143.33       46,402.12                662,878.79

(xi)   Portfolio Yield (Net of Defaulted
         Receivables)                                                                                                   13.09%

(xii)  Reallocated Monthly Principal                                           0.00            0.00                      0.00

(xiii) Closing Investor Interest (Class A Adjusted)   700,000,000.00  39,772,000.00   55,682,545.45            795,454,545.45

(xiv)  LIBOR                                                                                                          5.42750%

(xv)   Principal Funding Account Balance                                                                                 0.00

(xvii) Accumulation Shortfall                                                                                            0.00

(xviii)Principal Funding Investment Proceeds                                                                             0.00

(xx)   Principal Investment Funding Shortfall                                                                            0.00

(xxi)  Available Funds                                 10,434,476.01     592,857.11      830,025.98             11,857,359.10

(xxii) Certificate Rate                                      5.55000%       5.71000%        5.82750%

------------------------------------------------------------------------------------------------------------------------------

       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2


                                                                                                        Distribution Date: 12/15/99

Section 5.2 - Supplement                             Class A                Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                         2,740,833.33      160,416.67      225,221.35             3,126,471.35
       Deficiency Amounts                                           0.00            0.00                                     0.00
       Additional Interest                                          0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                  0.00                     0.00

(iii)  Collections of Principal Receivables                71,419,094.90    4,057,903.12    5,681,064.37            81,158,062.39

(iv)   Collections of Finance Charge Receivables            8,656,850.20      491,866.49      688,613.08             9,837,329.77

(v)    Aggregate Amount of Principal Receivables                                                                18,964,648,429.04

                         Investor Interest                550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                         Adjusted Interest                550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                          Series
       Floating Investor Percentage        3.30%                   88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage           3.30%                   88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As %
         of Total Receivables)
               Current                                                                                                      95.85%
               30 to 59 days                                                                                                 1.32%
               60 to 89 days                                                                                                 0.95%
               90 or more days                                                                                               1.88%
                                                                                                               -------------------
                         Total Receivables                                                                                 100.00%

(vii)  Investor Default Amount                              2,659,412.26      151,102.97      211,544.16             3,022,059.38

(viii) Investor Charge-Offs                                         0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00            0.00            0.00

(x)    Servicing Fee                                          458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted
         Receivables)                                                                                                       13.09%

(xii)  Reallocated Monthly Principal                                                0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)       550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                              5.42750%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                      8,198,516.86      465,824.82      652,154.75             9,316,496.44

(xxii) Certificate Rate                                          5.98000%        6.16000%        6.17750%

----------------------------------------------------------------------------------------------------------------------------------

       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3


                                                                                                      Distribution Date: 12/15/99

Section 5.2 - Supplement                             Class A                Class B         Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                             0.00            0.00             0.00                       0.00

(ii)   Monthly Interest Distributed                      2,434,132.89      141,813.47       168,709.79               2,744,656.15
       Deficiency Amounts                                        0.00            0.00                                        0.00
       Additional Interest                                       0.00            0.00                                        0.00
       Accrued and Unpaid Interest                                                                0.00                       0.00

(iii)  Collections of Principal Receivables             53,497,187.23    3,039,596.68     4,255,596.48              60,792,380.38

(iv)   Collections of Finance Charge Receivables         6,484,500.21      368,435.54       515,829.29               7,368,765.05

(v)    Aggregate Amount of Principal Receivables                                                                18,964,648,429.04

                       Investor Interest               411,983,000.00   23,408,000.00    32,772,440.86             468,163,440.86
                       Adjusted Interest               411,983,000.00   23,408,000.00    32,772,440.86             468,163,440.86

                                          Series
       Floating Investor Percentage        2.47%                88.00%           5.00%            7.00%                    100.00%
       Fixed Investor Percentage           2.47%                88.00%           5.00%            7.00%                    100.00%

(vi)   Receivables Delinquent (As %
         of Total Receivables)
               Current                                                                                                      95.85%
               30 to 59 days                                                                                                 1.32%
               60 to 89 days                                                                                                 0.95%
               90 or more days                                                                                               1.88%
                                                                                                             --------------------
                       Total Receivables                                                                                   100.00%

(vii)  Investor Default Amount                           1,992,059.34      113,184.59       158,464.42               2,263,708.35

(viii) Investor Charge-Offs                                      0.00            0.00             0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                0.00            0.00             0.00

(x)    Servicing Fee                                       343,319.17       19,506.67        27,310.37                 390,136.20

(xi)   Portfolio Yield (Net of Defaulted
         Receivables)                                                                                                       13.09%

(xii)  Reallocated Monthly Principal                                             0.00             0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)    411,983,000.00   23,408,000.00    32,772,440.86             468,163,440.86

(xiv)  LIBOR                                                                                                              5.42750%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                   6,141,181.04      348,928.88       488,518.93               6,978,628.85

(xxii) Certificate Rate                                       7.09000%        7.27000%         6.17750%

----------------------------------------------------------------------------------------------------------------------------------

       By:
               -------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President